                                                                    Exhibit 99.2

USA NETWORKS, INC.
PRO FORMA SEGMENT RESULTS
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.

   REVENUE                                     1999                                 2000
                                             --------      ---------------------------------------------------------
                                             YE 12/31         Q1          Q2           Q3          Q4       YE 12/31
                                             --------      -------      -----        -----       -----      --------
   OPERATING BUSINESSES
   Cable and studios                          1,304.7        379.0      390.7        336.0       424.8      1,530.5
   Electronic retailing - U.S.                1,332.9        358.5      344.0        368.8       462.1      1,533.3
   Electronic retailing - Germany               166.7         65.8       57.1         62.7        74.0        259.6
   Ticketing                                    442.7        128.0      143.0        124.9       122.7        518.6
   Hotel reservations                           161.8         55.3       78.1         94.6       100.0        328.0
   Teleservices                                 215.9         69.6       70.2         70.2        72.1        282.1
   Other                                          6.9          0.0        0.0          0.0         0.0          0.0
   Intersegment Elimination
                                              -------      -------      -----        -----       -----      -------
     SUB-TOTAL                                3,631.7      1,056.1    1,083.1      1,057.3     1,255.6      4,452.0
   German DM exchange rate fluctuation                       (7.9)      (6.7)        (8.9)      (11.8)       (35.3)

   EMERGING BUSINESSES
   Citysearch, Match.com and related             36.3         17.0       20.2         21.6        21.2         80.0
   Styleclick                                    35.1          7.9        6.3          5.3         4.8         24.2
   Electronic Commerce Solutions                 20.2          4.7        3.8          7.2         8.7         24.3
   HSN - international and other                  8.9          3.8        3.6          4.4         9.4         21.3
   USA Films                                     82.1         30.3       20.8         14.5        20.5         86.1
   Trio, NWI, Crime, other emerging media         1.2          0.6        3.7          8.6         7.5         20.3
                                              -------      -------      -----        -----       -----      -------
     SUB-TOTAL                                  183.9         64.2       58.4         61.5        72.1        256.3
                                              -------      -------      -----        -----       -----      -------
     TOTAL                                    3,815.6      1,112.4    1,134.9      1,109.9     1,315.9      4,673.0
                                              -------      -------      -----        -----       -----      -------

   USA Network                                  757.7        196.9      208.9        200.5       201.4        807.8
   SCI FI                                       198.5         62.4       71.3         64.6        78.4        276.7
   Studios, net                                 348.6        119.6      110.5         71.0       144.9        446.0
                                              -------      -------      -----        -----       -----      -------
     Cable and studios                        1,304.7        379.0      390.7        336.0       424.8      1,530.5
                                              -------      -------      -----        -----       -----      -------


   OPERATING BUSINESSES
     Entertainment                            1,304.7        379.0      390.7        336.0       424.8      1,530.5
     Electronic retailing                     1,499.6        424.3      401.1        431.5       536.0      1,792.9
     Information and services                   820.5        252.9      291.3        289.7       294.8      1,128.7
   Intersegment Elimination                       6.9          0.0        0.0          0.0         0.0          0.0
                                              -------      -------      -----        -----       -----      -------
      SUB-TOTAL                               3,631.7      1,056.1    1,083.1      1,057.3     1,255.6      4,452.0
                                              -------      -------    -------      -------     -------      -------

   REVENUE                                                                            2001
                                                 ---------------------------------------------------------------------
                                                  Q1              Q2          Q3              Q4              YTD 6/30
                                                 -----           ----        ----           -----             --------
   OPERATING BUSINESSES
   Cable and studios                             437.7           444.2                                          881.9
   Electronic retailing - U.S.                   385.4           381.8                                          767.2
   Electronic retailing - Germany                 78.9            80.2                                          159.1
   Ticketing                                     150.1           163.9                                          314.0
   Hotel reservations                            105.3           138.3                                          243.6
   Teleservices                                   80.7            75.6                                          156.3
   Other                                           0.0             0.0                                            0.0
   Intersegment Elimination                                      (6.5)                                          (6.5)
                                               -------         -------      -------         -------           -------
     SUB-TOTAL                                 1,238.0         1,277.5                                        2,515.5
   German DM exchange rate fluctuation          (13.7)          (13.8)                                         (27.5)

   EMERGING BUSINESSES
   Citysearch, Match.com and related              20.9            23.1                                           44.0
   Styleclick                                      4.0             2.4                                            6.5
   Electronic Commerce Solutions                   4.7             6.0                                           10.7
   HSN - international and other                   4.5             7.5                                           12.0
   USA Films                                      51.0            62.6                                          113.6
   Trio, NWI, Crime, other emerging media          6.2             6.2                                           12.3
                                               -------         -------      -------         -------           -------
     SUB-TOTAL                                    91.4           107.7                                          199.1
                                               -------         -------      -------         -------           -------
     TOTAL                                     1,315.7         1,371.4                                        2,687.1
                                               -------         -------      -------         -------           -------

   USA Network                                   216.8           221.4                                          438.2
   SCI FI                                         69.3            70.3                                          139.7
   Studios, net                                  151.5           152.5                                          304.0
                                               -------         -------      -------         -------           -------
     Cable and studios                           437.7           444.2                                          881.9
                                               -------         -------      -------         -------           -------
   OPERATING BUSINESSES
     Entertainment                               437.7           444.2                                          881.9
     Electronic retailing                        464.2           462.0                                          926.2
     Information and services                    336.1           377.8                                          713.9
   Intersegment Elimination                        0.0           (6.5)                                          (6.5)
                                               -------         -------      -------         -------           -------
      SUB-TOTAL                                1,238.0         1,277.5                                        2,515.5
                                               -------         -------      -------         -------           -------

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on July 25, 2001.

USA NETWORKS, INC.
PRO FORMA SEGMENT RESULTS
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.


   EBITDA                                      1999                              2000
                                             --------       ---------------------------------------------------
                                             YE 12/31        Q1         Q2        Q3         Q4       YTD 12/31
                                             --------       ----       ----      ----       ----      ---------
   OPERATING BUSINESSES
   Cable and studios                            433.9       138.8      139.4      118.5      151.1        547.7
   Electronic retailing - U.S.                  214.7        49.4       52.6       53.8       74.5        230.3
   Electronic retailing - Germany                16.3         8.7        4.7        5.8        9.0         28.2
   Ticketing                                     93.3        27.4       31.6       16.7       24.4        100.0
   Hotel reservations                            24.2         8.2       12.9       13.9       17.6         52.6
   Teleservices                                  30.4         9.5       11.9       11.1       11.0         43.6
   Corporate and other                         (36.1)       (9.6)      (6.8)      (7.1)     (10.0)       (33.5)
                                             ---------    --------   -------   --------    -------     --------
     SUB-TOTAL                                  776.6       232.2      246.3      212.6      277.7        968.9
   German DM exchange rate fluctuation                      (1.0)      (0.6)      (0.9)      (1.5)        (3.9)
   Nonrecurring credits (charges)                             6.3      (7.8)                 (4.1)        (5.6)

   EMERGING BUSINESSES
   Citysearch, Match.com and related           (60.8)      (17.4)     (15.3)     (14.3)     (11.4)       (58.3)
   Styleclick                                  (53.6)      (10.7)     (15.2)      (8.7)      (8.2)       (42.8)
   Electronic Commerce Solutions                (2.4)       (5.6)      (6.3)      (8.0)      (8.5)       (28.4)
   HSN - international and other                (4.5)       (1.5)      (2.5)      (4.6)      (5.0)       (13.5)
   USA Films                                      6.4         2.2      (2.3)      (5.8)      (0.6)        (6.6)
   Trio, NWI, Crime, other emerging media       (3.0)       (2.3)      (2.0)      (0.3)      (2.5)        (7.1)
   Intersegment Elimination
                                             ---------    --------   -------   --------    -------     --------
     SUB-TOTAL                                (117.9)      (35.2)     (43.5)     (41.8)     (36.2)      (156.7)
   Styleclick restructuring charge
                                             ---------    --------   -------   --------    -------     --------
     TOTAL                                      658.7       202.3      194.4      169.9      236.0        802.6
                                             ---------    --------   -------   --------    -------     --------
                                             ---------    --------   -------   --------    -------     --------

   USA Network                                  312.1        97.1      105.4       87.2      105.6        395.2
   SCI FI                                        68.9        24.2       24.9       22.4       30.2        101.7
   Studios, net                                  52.9        17.5        9.1        8.8       15.4         50.8
                                             ---------    --------   -------   --------    -------     --------
     Cable and studios                          433.9       138.8      139.4      118.5      151.1        547.7
                                             ---------    --------   -------   --------    -------     --------

   OPERATING BUSINESSES
     Entertainment                              433.9       138.8      139.4      118.5      151.1        547.7
     Electronic retailing                       230.9        58.1       57.3       59.6       83.5        258.5
     Information and services                   147.9        45.0       56.4       41.7       53.1        196.2
     Corporate and other                       (36.1)       (9.6)      (6.8)      (7.1)     (10.0)       (33.5)
                                             ---------    --------   -------   --------    -------     --------
     TOTAL                                      776.6       232.2      246.3      212.6      277.7        968.9
                                             ---------    --------   -------   --------    -------     --------



   EBITDA                                                                           2001
                                                    --------------------------------------------------------------------
                                                     Q1              Q2             Q3              Q4          YTD 6/30
                                                    ----            ----           ----            ----         --------
   OPERATING BUSINESSES
   Cable and studios                                 163.4           171.3                                          334.7
   Electronic retailing - U.S.                        51.7            55.2                                          106.9
   Electronic retailing - Germany                      5.6             5.9                                           11.5
   Ticketing                                          30.2            35.5                                           65.8
   Hotel reservations                                 15.8            21.0                                           36.8
   Teleservices                                       10.0            10.2                                           20.2
   Corporate and other                               (7.9)           (8.2)                                         (16.1)
                                                  --------        --------       --------        --------        --------
     SUB-TOTAL                                       268.9           290.9                                          559.8
   German DM exchange rate fluctuation               (0.9)           (1.0)                                          (1.9)
   Nonrecurring credits (charges)                                                                                     0.0

   EMERGING BUSINESSES
   Citysearch, Match.com and related                (11.5)           (8.2)                                         (19.7)
   Styleclick                                       (10.4)           (5.8)                                         (16.3)
   Electronic Commerce Solutions                     (6.5)           (8.6)                                         (15.1)
   HSN - international and other                     (6.4)           (7.5)                                         (13.9)
   USA Films                                         (1.0)             0.6                                          (0.4)
   Trio, NWI, Crime, other emerging media            (1.7)           (2.4)                                          (4.1)
   Intersegment Elimination                                          (3.9)                                          (3.9)
                                                  --------        --------       --------        --------        --------
     SUB-TOTAL                                      (37.6)          (35.8)                                         (73.4)
   Styleclick restructuring charge                                   (4.8)                                          (4.8)
                                                  --------        --------       --------        --------        --------
     TOTAL                                           230.4           249.3                                          479.7
                                                  --------        --------       --------        --------        --------
                                                  --------        --------       --------        --------        --------

   USA Network                                       112.2           123.3                                          235.5
   SCI FI                                             29.7            27.8                                           57.5
   Studios, net                                       21.5            20.2                                           41.7
                                                  --------        --------       --------        --------        --------
     Cable and studios                               163.4           171.3                                          334.7
                                                  --------        --------       --------        --------        --------

   OPERATING BUSINESSES
     Entertainment                                   163.4           171.3                                          334.7
     Electronic retailing                             57.4            61.1                                          118.5
     Information and services                         56.1            66.7                                          122.8
     Corporate and other                             (7.9)           (8.2)                                         (16.1)
                                                  --------        --------       --------        --------        --------
     TOTAL                                           268.9           290.9                                          559.8
                                                  --------        --------       --------        --------        --------

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on July 25, 2001.

USA NETWORKS, INC.
PRO FORMA RESULTS OF OPERATIONS (AS REPORTED)
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.

P&L                                                         1999                                2000
                                                          ---------   -------------------------------------------------------------
                                                          YE 12/31*      Q1*          Q2         Q3 *        Q4 *        YE 12/31 *
                                                          ---------   --------      --------   --------    --------      ---------
                                      Date Reported:      02/01/01    04/25/01      07/25/01   10/26/00    02/01/01       02/01/01

Revenues, net                                              3,815.6     1,112.4       1,134.9    1,115.2     1,315.9        4,673.0

Operating costs and expenses:
      Costs related to revenues                            2,301.7       665.6         676.3      673.6       801.3        2,812.4
      Other costs and expenses                               855.1       244.9         264.1      281.8       278.6        1,064.4
      Amort. of non-cash distribution
      and marketing expense                                    0.0         1.6           1.3        2.7         7.1           11.5
      Depreciation                                           119.2        36.5          44.6       46.3        54.0          166.1
      Amortization of goodwill                               374.0       108.0         110.5      108.9       135.1          467.3
                                                           -------     -------       -------    -------     -------        -------
             Total operating costs                         3,650.1     1,056.5       1,096.8    1,113.3     1,276.1        4,521.7
                                                           -------     -------       -------    -------     -------        -------

             Operating income                                165.4        55.9          38.0        1.9        39.8          151.3

Interest expense, net                                       (50.2)       (8.6)         (7.9)      (9.6)      (10.3)         (35.0)
Gain on disposition of television station                      0.0         0.0           0.0        0.0         0.0            0.0
Gain on sale of securities                                    89.7         0.0           0.0        0.0         0.0            0.0
Other, net                                                   (4.9)       (0.6)         (1.9)       69.9      (18.1)           49.3
                                                           -------     -------       -------    -------     -------        -------
                                                              34.6       (9.2)         (9.8)       60.3      (28.3)           14.3
                                                           -------     -------       -------    -------     -------        -------
Earnings before income taxes and minority interest           200.1        46.7          28.2       62.2        11.5          165.7

Income tax expense                                          (83.9)      (30.3)        (29.6)     (23.0)      (26.3)        (113.0)
Minority interest                                          (136.7)      (40.4)        (30.2)     (58.6)      (14.4)        (128.5)
                                                           -------     -------       -------    -------     -------        -------
Loss before cumulative effect of accounting change          (20.5)      (23.9)        (31.6)     (19.5)      (29.2)         (75.9)

Cumulative effect of accounting change, net of tax             0.0         0.0           0.0        0.0         0.0            0.0
                                                           -------     -------       -------    -------     -------        -------
Net loss from continuing operations                         (20.5)      (23.9)        (31.6)     (19.5)      (29.2)         (75.9)
                                                           -------     -------       -------    -------     -------        -------
                                                           -------     -------       -------    -------     -------        -------
Weighted average diluted shares                              352.6       361.9         363.6      367.8       368.3          366.0
                                                           -------     -------       -------    -------     -------        -------
                                                           -------     -------       -------    -------     -------        -------
Weighted average fully converted shares                      745.8       752.5         724.7      754.8       752.6          747.4
                                                           -------     -------       -------    -------     -------        -------
                                                           -------     -------       -------    -------     -------        -------
Basic earnings per share                                  $  (.06)    $    .07      $  (.09)   $  (.05)    $  (.08)       $  (.21)
                                                           -------     -------       -------    -------     -------        -------
                                                           -------     -------       -------    -------     -------        -------
Diluted earnings per share                                $  (.06)    $    .07      $  (.09)   $  (.05)    $  (.08)       $  (.21)
                                                           -------     -------       -------    -------     -------        -------
                                                           -------     -------       -------    -------     -------        -------
Fully converted earnings per share                        $    .12    $    .01      $  (.02)   $    .04    $  (.00)       $    .05
                                                           -------     -------       -------    -------     -------        -------
                                                           -------     -------       -------    -------     -------        -------
EBITDA                                                       658.7       201.9         194.4      159.8       236.0          796.3
                                                           -------     -------       -------    -------     -------        -------
                                                           -------     -------       -------    -------     -------        -------
Excluding one-time charges and non-operating gains:
Basic and diluted earnings per share                      $  (.11)    $  (.07)      $  (.07)   $  (.10)    $  (.03)       $  (.19)
                                                           -------     -------       -------    -------     -------        -------
                                                           -------     -------       -------    -------     -------        -------
Cash net income earnings per share                                    $    .11      $    .17   $    .07    $    .21
                                                           -------     -------       -------    -------     -------        -------
                                                           -------     -------       -------    -------     -------        -------
Fully converted earnings per share                        $    .05    $  (.01)      $  (.01)   $  (.02)    $    .03       $    .03
                                                           -------     -------       -------    -------     -------        -------
                                                           -------     -------       -------    -------     -------        -------
Fully converted cash net income earnings per share                    $    .09      $    .11   $    .10    $    .15
                                                           -------     -------       -------    -------     -------        -------
                                                           -------     -------       -------    -------     -------        -------


P&L                                                                                        2001
                                                          ----------------------------------------------------------------------
                                                             Q1*             Q2           Q3               Q4           YE 12/31
                                                          --------        --------      ------          -------         --------
                                      Date Reported:      04/25/01        07/25/01

Revenues, net                                              1,315.7         1,371.4

Operating costs and expenses:
      Costs related to revenues                              800.2           831.7
      Other costs and expenses                               285.4           290.5
      Amort. of non-cash distribution
      and marketing expense                                    8.0             6.6
      Depreciation                                            48.7            57.6
      Amortization of goodwill                               100.2           100.8
                                                           -------         -------      -------         -------           -------
             Total operating costs                         1,242.5         1,287.3
                                                           -------         -------      -------         -------           -------
             Operating income                                 73.2            84.2

Interest expense, net                                       (11.4)          (12.9)
Gain on disposition of television station                      0.0             0.0
Gain on sale of securities                                     0.0             0.0
Other, net                                                   (6.5)          (13.7)
                                                           -------         -------      -------         -------           -------
                                                            (17.9)          (26.6)
                                                           -------         -------      -------         -------           -------
Earnings before income taxes and minority interest            55.3            57.5

Income tax expense                                          (25.5)          (22.8)
Minority interest                                           (49.3)          (45.0)
                                                           -------         -------      -------         -------           -------
Loss before cumulative effect of accounting change          (19.5)          (10.3)

Cumulative effect of accounting change, net of tax           (9.2)             0.0
                                                           -------         -------      -------         -------           -------
Net loss from continuing operations                         (28.7)          (10.3)
                                                           -------         -------      -------         -------           -------
                                                           -------         -------      -------         -------           -------
Weighted average diluted shares                              370.2           373.8
                                                           -------         -------      -------         -------           -------
                                                           -------         -------      -------         -------           -------
Weighted average fully converted shares                      758.0           763.4
                                                           -------         -------      -------         -------           -------
                                                           -------         -------      -------         -------           -------
Basic earnings per share                                  $  (.05)        $  (.03)
                                                           -------         -------      -------         -------           -------
                                                           -------         -------      -------         -------           -------
Diluted earnings per share                                $  (.05)        $  (.03)
                                                           -------         -------      -------         -------           -------
                                                           -------         -------      -------         -------           -------
Fully converted earnings per share                        $    .02        $    .03
                                                           -------         -------      -------         -------           -------
                                                           -------         -------      -------         -------           -------
EBITDA                                                       230.1           249.3
                                                           -------         -------      -------         -------           -------
                                                           -------         -------      -------         -------           -------
Excluding one-time charges and non-operating gains:
Basic and diluted earnings per share                      $  (.05)        $  (.02)
                                                           -------         -------      -------         -------           -------
                                                           -------         -------      -------         -------           -------
Cash net income earnings per share                        $    .16        $    .20
                                                           -------         -------      -------         -------           -------
                                                           -------         -------      -------         -------           -------
Fully converted earnings per share                        $    .02        $    .04
                                                           -------         -------      -------         -------           -------
                                                           -------         -------      -------         -------           -------
Fully converted cash net income earnings per share        $    .12        $    .14
                                                           -------         -------      -------         -------           -------
                                                           -------         -------      -------         -------           -------

* AS REPORTED. MAY NOT AGREE WITH PROFORMA REVENUE AND EBITDA RESULTS ABOVE. THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.
As filed with the Securities and Exchange Commission on July 25, 2001.

USA NETWORKS, INC.
OPERATING METRICS
IN MILLIONS EXCEPT PERCENTAGES AND RATINGS.

                                         1999                                  2000                                      2001
                                       --------     -----------------------------------------------------------    ---------------
                                          YE           Q1            Q2           Q3          Q4           YE         Q1       Q2
                                       --------     -----------------------------------------------------------    ---------------
USA NETWORK

     Advertising and other revenue         57%          57%          59%          58%         57%          58%       58%      59%
     Affiliate revenue                     43%          43%          41%          42%         43%          42%       42%      41%

     Average primetime rating              2.4          2.4          2.2          2.0         1.7          2.1       1.9      1.8

     Households (end of period)           77.2         77.4         78.2         79.4        79.9         79.9      81.3     81.9



                                         1999                                  2000                                      2001
                                       --------     -----------------------------------------------------------    ---------------
                                          YE           Q1            Q2           Q3          Q4           YE         Q1       Q2
                                       --------     -----------------------------------------------------------    ---------------
SCI FI CHANNEL

     Advertising and other revenue         60%          65%          66%          63%         67%          65%       63%      66%
     Affiliate revenue                     40%          35%          34%          37%         33%          35%       37%      34%

     Average primetime rating              0.8          0.9          0.8          0.9         0.9          0.9       0.8      0.8

     Households (end of period)           59.7         60.5         62.7         65.1        66.7         66.7      69.4     70.9

                                                                   2000                                         2001
                                       -------------------------------------------------------------      -------------------
                                          Q1           Q2           Q3          Q4           YE              Q1        Q2
                                       -------------------------------------------------------------      -------------------
TRIO Households (end of period)                                     6.9         7.3          7.3            8.8       11.3

NWI Households (end of period)                                      6.5         6.7          6.7            8.0       10.3


USA NETWORK AND SCI FI RATINGS AND HOUSEHOLD DELIVERY DATA ARE SOURCED FROM NMR GALAXY EXPLORER. SUBSCRIBER COUNTS ARE BASED ON NIELSEN PEOPLE METER INSTALLED SAMPLES. THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.
As filed with the Securities and Exchange Commission on July 25, 2001.

USA NETWORKS, INC.
OPERATING METRICS
IN MILLIONS EXCEPT PERCENTAGES.


                                               1999                             2000                                     2001
                                              ------   --------------------------------------------------------     ----------------
                                                YE        Q1           Q2          Q3           Q4          YE        Q1        Q2
                                              ------   --------------------------------------------------------     ----------------
HSN - DOMESTIC

      U.S. units shipped                        32.1      8.4          8.1         8.6         10.0        35.1        8.6      9.1

      On air gross profit %                    34.3%    33.6%        34.7%       34.7%        32.7%       33.8%      32.3%    33.3%

      On air return rate                       20.3%    20.9%        19.6%       20.2%        19.2%       19.9%      20.0%    20.0%

      On air product mix:
         Homegoods                               49%      50%          46%         49%          55%         51%        49%      48%
         Jewelry                                 27%      25%          28%         27%          25%         26%        26%      27%
         Heath / Beauty                          11%      11%          13%          9%           8%         10%        10%      12%
         Apparel / Accessories                   13%      14%          13%         15%          12%         13%        15%      13%

      HSN cable / DBS HH (end of period)        60.6     62.0         63.2        64.6         65.6        65.6       68.1     69.2

      HSN total HH (end of period)              73.7     75.2         76.4        75.9         76.8        76.8       79.9     80.8

      America's Store FTE's (end of period)      8.3      8.8          8.8         9.0          8.6         8.6        8.3     10.6

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on July 25, 2001.

USA NETWORKS, INC.
OPERATING METRICS
IN MILLIONS EXCEPT REVENUE PER TICKET AND PERCENTAGES.

                                             1999                                 2000                                  2001
                                           ----------   -----------------------------------------------------    ------------------
                                              YE           Q1         Q2          Q3           Q4       YE          Q1        Q2
                                           ----------   -----------------------------------------------------    ------------------
TICKETMASTER

     Number of tickets sold (mm)                75.0      21.8       22.3        20.2         18.7      83.0        23.6      23.5

     Gross value of tickets sold (mm)         $2,781      $812       $881        $782         $781    $3,256        $937    $1,016

     Share of tickets sold online              13.4%     19.6%      25.5%       25.6%        27.9%     24.5%       29.5%     33.2%

     Revenue per ticket                        $5.25     $5.44      $5.89       $5.67        $5.87    $ 5.71       $5.96     $6.29



THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on July 25, 2001.

USA NETWORKS, INC.
OPERATING METRICS


                                             1999                                2000                               2001
                                          -----------      ------------------------------------------------    ------------------
                                              YE              Q1         Q2         Q3       Q4         YE       Q1         Q2
                                          -----------      ------------------------------------------------    ------------------
HOTEL RESERVATIONS NETWORK

     Hotel room nights sold (thousands)        1,229          429        587        717      700      2,433      799       1,030

     Affiliates (including TravelNow)                       6,000     10,500                                  18,649      20,857

     Properties                                1,500        1,750      1,925      2,150    2,700      2,700    3,084       3,374

     Cities served                                40           49         60         83       97         97      135         146


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on July 25, 2001.

USA NETWORKS, INC.
OPERATING METRICS
IN MILLIONS

CAPITALIZATION
(AS OF 7/20/01)

     Ticker (NASDAQ)                                                          USAI

     USAi Common Stock                                                       312.6
     USAi Class B                                                             63.0
     USAi Exchangeable Common Stock                                          213.0
     USAi Exchangeable Class B                                               148.2
                                                                    ---------------
         Total Shares Outstanding                                            736.8

     Estimated dilutive options (treasury method)*                            47.0
                                                                    ---------------
     Fully diluted shares                                                    783.8
                                                                    ===============

     Outstanding equity cap                                          $19.9 billion
     Fully diluted equity cap                                        $21.1 billion

* Does not include assumed tax savings.
----------------------------------------------------------------------------------
BUSINESS MIX

     Revenue sources (Q2 '01):
         Merchandise                                                           33%
         Ticketing                                                             12%
         Hotel rooms                                                           10%
         Teleservices / ECS                                                     6%
         Personals                                                              1%
                                                                    ---------------
         Commerce                                                              62%
                                                                    ===============

         Advertising                                                           14%
         Production and distribution                                           15%
         Affiliate fees and subscriptions                                       9%
                                                                    ---------------
         Media                                                                 38%
                                                                    ===============

         Online (% of total)                                                   18%
         International (% of total)                                            12%

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on July 25, 2001.